-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


               Date of Report:  July 28, 1999
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              (99)  Press release and additional information.

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
                           Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ Michael A. Harring
                                   ----------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  July 28, 1999


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


                         Exhibit Index



                                                    Sequential
Number and Description of Exhibit                   Page Number


(99)  Press release and additional information         Pg. 5

                                                  EXHIBIT 99

                 CONTACTS:  Mary Weller       Curtis Linke
                            Sentry Insurance  Deere & Company
                            715-346-6779      309-765-4634

FOR IMMEDIATE RELEASE - 28 July 1999

SENTRY INSURANCE A MUTUAL COMPANY
PURCHASES JOHN DEERE INSURANCE GROUP

    STEVENS POINT, WI (28 July 1999) - Sentry Insurance a Mutual Company announced today the purchase of the John Deere Insurance Group (JDIG), the property and casualty insurance operations of Deere & Company, pending regulatory approvals. Terms of the transaction were not disclosed.

    Sentry Insurance a Mutual Company is a property and casualty insurer and the lead insurer of the Sentry Insurance Group. Founded in 1904, Sentry has more than $5.8 billion in assets and surplus of more than $1.6 billion. Through its member companies, Sentry offers a full line of personal and business property, casualty, life, health, annuity, and pension products; generating annual premiums of $1.1 billion.

    JDIG, formed in 1969, wrote direct premiums of nearly $315 million in 1998 focusing on Dealer Operations, Transportation, and Specialty programs.

    In making the joint announcement, Dale Schuh, Chairman of Sentry, said, "We are pleased to welcome the John Deere Insurance Group and its employees to the Sentry family. Our intent is to expand upon the customer base JDIG has already developed, while adding value by offering additional products and services."

    Sentry expects that the major offices of JDIG will continue to be operated in their existing locations, he added.

    Michael Orr, President of Financial Services, Deere &
Company, said, "JDIG has had a solid financial record since its inception in 1969, but in order for the operations to remain competitive, it was necessary that they be combined with a larger, more diverse operation. Sentry was chosen because of its commitment to enhancing the level of service and broadening the range of financial products available to customers, as well as providing employment opportunities to the greatest number of JDIG employees."

    Deere & Company indicated that it will endorse Sentry's product offering to John Deere dealers, and the two companies will work together to create customized risk management plans for John Deere dealers and their customers.

    Companies within the Sentry Insurance Group include:
Sentry Insurance a Mutual Company; Sentry Life Insurance Company; Sentry Life Insurance Company of New York; Sentry Equity Services, Inc.; Dairyland Insurance Company; Dairyland County Mutual of Texas; Patriot General Insurance Company; and Middlesex Insurance Company.

    Deere & Company, headquartered in Moline, Illinois, manufactures, distributes, and finances a full line of agricultural equipment; a broad range of equipment for construction, forestry and public works; and a variety of commercial and consumer equipment. The Company also provides credit and managed health care products for businesses and the general public.

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